The words "First Investors" in a box across the top of the page.


FIRST INVESTORS
SPECIAL BOND FUND, INC.


ANNUAL REPORT
DECEMBER 31, 1999


First Investors Logo

The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK" under the First Investors logo.


Portfolio Manager's Letter
FIRST INVESTORS SPECIAL BOND FUND, INC.

Dear Investor:

We are pleased to present the annual report for the First Investors Special Bond Fund, Inc. for the fiscal year ended December 31, 1999. During the period, the Fund's return on a net asset value basis was 6.2%, compared to a return of 4.5% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of $1.20 per share. Shares of the Fund cannot be purchased directly; they are only available through variable contracts issued by an affiliated life insurance company.

The primary factors that drove the Fund's performance during the fiscal year were the rising interest-rate environment and credit developments -- both positive and negative -- within the portfolio.

Early in 1999, investor comfort with sustainable growth turned into a fear of rising interest rates. This enabled higher-risk investments such as high yield bonds to outperform Treasury securities. Widespread concerns about emerging markets began to be relieved as Brazil devalued its currency and took some steps toward fiscal reform. The improved performance of emerging markets removed a large concern overhanging all markets. This spurred the high yield market, and caused both the aggressiveness and volume of domestic high yield bond issues to grow.

As the reporting period progressed, the prospect of accelerating domestic growth and tight employment conditions fueled inflation worries. Markets thus began to expect Federal Reserve tightening and the resulting demand for higher yields caused new issue activity to slow appreciably. After the Fed raised interest rates in June, investors showed an increasing preference for larger, higher-rated, more-liquid bond issues. Issues not meeting these criteria underperformed and became difficult to trade. This contrasted sharply with the outperformance of more aggressive transactions earlier in the year.

Concerns continued to mount regarding additional interest rate hikes. Ultimately, the rapid pace of growth led the Fed to raise interest rates again in August and a third time in October. Market liquidity became problematic as pent-up demand for capital collided with investor defensiveness and demands for higher yields. On top of year 2000 uncertainty, investors also became less tolerant of incipient credit problems as more have occurred.

During 1999, the default rate of high yield bonds more than doubled from the 1998 level, to about 4%. However, late in the year, premiums available in the high yield market -- the DLJ High Yield Index began October at an unusually high 6.11% more than Treasuries -- partially overcame Y2K fears. Thus, selective new deals from large, liquid, widely-followed issuers were completed, performed well and aroused hopes for 2000.

Throughout the reporting period, a number of other factors stand out as having had an impact on the Fund's return. The Fund's performance was aided by its emerging-markets holdings, as well as several of its telecommunication companies, which as a group have proven to be dynamic drivers of economic growth. The Fund also benefited from premiums paid on some repurchases and calls of successful credits. Although the U.S. enjoyed strong economic growth, company and management-specific problems still affected some holdings. The Fund's performance was negatively impacted by the fact that it had few holdings in the growing European high yield community of issuers, which began to outperform as Euro


Portfolio Manager's Letter (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.

currency-based investors began to commit. Holdings in the U.S. health care sector, usually viewed as defensive, also hurt the Fund. A number of long-term care companies suffered because of difficulties in adjusting to new Medicare reimbursement rules enacted under the Balanced Budget Act of 1997. The energy sector began the year weakly, but most companies rebounded thanks to improved pricing of oil and natural gas.

The Fund will continue to focus on uncovering companies whose strong managements, market positions, strategies and results are likely to provide us with value improvement in the high yield market.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.* First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock, bond and money market portfolios. Third, we encourage our clients to follow a regular investment plan. This may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ NANCY W. JONES

Nancy W. Jones
Vice President
  and Portfolio Manager **

January 31, 2000

 * There are a variety of risks associated with investing in bond subaccounts, including interest rate risk and credit risk. Interest-rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your fund.

** Effective January 1, 2000, Ms. Jones serves as Portfolio Manager of the Fund.


Cumulative Performance Information
FIRST INVESTORS SPECIAL BOND FUND, INC.

Comparison of change in value of $10,000 investment in the First Investors Special Bond Fund, Inc. and the CS First Boston High Yield Index.

                       As of December 31, 1999

           SPECIAL       FIRST
              BOND      BOSTON
Jan-90     $10,000     $10,000
Dec-90       9,089       9,362
Dec-91      12,339      13,458
Dec-92      14,136      15,700
Dec-93      16,716      18,669
Dec-94      16,534      18,488
Dec-95      19,966      21,701
Dec-96      22,582      24,396
Dec-97      25,052      27,477
Dec-98      25,376      27,637
Dec-99      26,959      28,261

[INSET BOX IN CHART READS:]
                             Average Annual
                              Total Return*
  One Year                        6.24%
  Five Years                     10.27%
  Ten Years                      10.43%
S.E.C. 30-Day Yield                            9.32%

* The graph compares a $10,000 investment in the First Investors Special Bond Fund, Inc. beginning 1/1/90 with a theoretical investment in the CS First Boston High Yield Index. The CS First Boston High Yield Index is designed to measure the performance of the high yield bond market. The Index consists of 1,493 different issues, 1,290 of which are cash pay, 160 are zero-coupon, 9 are step bonds, 12 are payment-in-kind bonds and the remaining 22 are in default. The bonds included in the Index have an average life of 7.7 years, an average maturity of 7.8 years, an average duration of 4.8 years and an average coupon of 10.1%. It is not possible to invest directly in the Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and accompanying table it has been assumed that all dividends and distributions were reinvested.

The Average Annual Total Return figures are for the period ended 12/31/99. The returns shown do not reflect any sales charges, since the Fund sells it shares solely to First Investors Life Variable Annuity Fund A at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds in which the Fund primarily invests pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. CS First Boston High Yield Index figures from from CS First Boston Corporation and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 1999
-------------------------------------------------------------------------------------------------------
                                                                                                Amount
                                                                                              Invested
                                                                                              For Each
Principal                                                                                   $10,000 of
   Amount    Security                                                       Value           Net Assets
-------------------------------------------------------------------------------------------------------
             CORPORATE BONDS--84.6%
             Aerospace/Defense--1.7%
$    500M    Moog, Inc., 10%, 2006                                          $ 505,000            $ 167
-------------------------------------------------------------------------------------------------------
             Automotive--5.8%
     700M    Cambridge Industries, Inc., 10 1/4%, 2007**                      283,500               94
     500M    Collins & Aikman Products Co., 11 1/2%, 2006                     495,000              164
     600M    Exide Corp., 10%, 2005                                           574,500              190
     500M    Special Devices, Inc., 11 3/8%, 2008                             392,500              130
-------------------------------------------------------------------------------------------------------
                                                                            1,745,500              578
-------------------------------------------------------------------------------------------------------
             Basic Materials--2.9%
     500M    Falcon Building Products, Inc., 9 1/2%, 2007                     506,250              168
     350M    S.D. Warren Co., 12%, 2004                                       366,185              121
-------------------------------------------------------------------------------------------------------
                                                                              872,435              289
-------------------------------------------------------------------------------------------------------
             Chemicals--5.3%
     800M    Huntsman Polymers Corp., 11 3/4%, 2004                           840,000              278
     325M    Hydrochem Industrial Services, 10 3/8%, 2007                     280,313               93
     500M    Polymer Group, Inc., 9%, 2007                                    487,500              162
-------------------------------------------------------------------------------------------------------
                                                                            1,607,813              533
-------------------------------------------------------------------------------------------------------
             Consumer Products--6.6%
     700M    AKI Inc., 10 1/2%, 2008                                          626,500              208
     500M    Chattem, Inc.,  8 7/8%, 2008                                     468,750              155
     555M    Hines Horticulture, Inc., 11 3/4%, 2005                          574,425              190
     350M    Mail-Well I Corp., 8 3/4%, 2008                                  334,250              111
-------------------------------------------------------------------------------------------------------
                                                                            2,003,925              664
-------------------------------------------------------------------------------------------------------
             Containers/Packaging--3.1%
     400M    Tekni-Plex, Inc., 9 1/4%, 2008                                   408,000              135
     500M    U.S. Can Corp., 10 1/8%, 2006                                    512,500              170
-------------------------------------------------------------------------------------------------------
                                                                              920,500              305
-------------------------------------------------------------------------------------------------------
             Durable Goods Manufacturing--1.7%
     600M    Columbus McKinnon Corp., 8 1/2%, 2008                            519,000              172
-------------------------------------------------------------------------------------------------------
             Entertainment/Leisure--4.2%
     460M    Carmike Cinemas, Inc., 9 3/8%, 2009                              400,200              133
     500M    Loews Cineplex Entertainment Corp., 8 7/8%, 2008                 442,500              147
     600M    Outboard Marine Corp., 10 3/4%, 2008                             435,000              143
-------------------------------------------------------------------------------------------------------
                                                                            1,277,700              423
-------------------------------------------------------------------------------------------------------
             Food/Beverage/Tobacco--1.6%
     500M    Canandaigua Brands, Inc., 8 1/2%, 2009                           477,500              158
-------------------------------------------------------------------------------------------------------
             Gaming/Lodging--3.2%
     550M    Hollywood Park, Inc., 9 1/4%, 2007                               547,938              181
     450M    Isle of Capri Casinos, 8 3/4%, 2009                              416,250              138
-------------------------------------------------------------------------------------------------------
                                                                              964,188              319
-------------------------------------------------------------------------------------------------------
             Healthcare--2.6%
     300M    Integrated Health Services, Inc., 9 1/2%, 2007**                  19,125                6
     350M    Leiner Health Products, Inc., 9 5/8%, 2007                       264,250               88
     500M    Tenet Healthcare Corp., 8 5/8%, 2007                             487,500              161
-------------------------------------------------------------------------------------------------------
                                                                              770,875              255
-------------------------------------------------------------------------------------------------------
             Machinery/Diversified-1.3%
     500M    Numatics, Inc., 9 5/8%, 2008                                     377,500              125
-------------------------------------------------------------------------------------------------------
             Media (Cable TV/Broadcasting)--6.1%
     300M    Grupo Televisa, SA, 11 7/8%, 2006                                323,250              107
     500M    Mediacom LLC/Capital Corp., 8 1/2%, 2008                         471,250              156
     550M    Rogers Communications, Inc., 9 1/8%, 2006                        556,875              185
     500M    Star Choice Communications, Inc., 13%, 2005                      501,250              166
-------------------------------------------------------------------------------------------------------
                                                                            1,852,625              614
-------------------------------------------------------------------------------------------------------
             Media (Other)--1.5%
     500M    Garden State Newspapers, Inc., 8 5/8%, 2011                      460,000              152
-------------------------------------------------------------------------------------------------------
             Mining/Metals--6.6%
     600M    Commonwealth Aluminum Corp., 10 3/4%, 2006                       609,000              202
     800M    CSN Iron, SA, 9 1/8%, 2007+                                      670,500              222
     700M    Euramax International PLC, 11 1/4%, 2006                         721,000              239
-------------------------------------------------------------------------------------------------------
                                                                            2,000,500              663
-------------------------------------------------------------------------------------------------------


Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 1999


-------------------------------------------------------------------------------------------------------
Principal                                                                                       Amount
Amount,                                                                                       Invested
Shares                                                                                        For Each
or                                                                                          $10,000 of
Warrants     Security                                                       Value           Net Assets
-------------------------------------------------------------------------------------------------------
             Miscellaneous-5.3%
$    500M    Iron Mountain, Inc., 10 1/8%, 2006                             $ 512,500              170
     500M    Kindercare Learning Centers, Inc., 9 1/2%, 2009                  490,000              162
     600M    Loomis Fargo & Co., 10%, 2004                                    595,500              197
-------------------------------------------------------------------------------------------------------
                                                                            1,598,000              529
-------------------------------------------------------------------------------------------------------
             Paper/Forest Products--4.5%
     500M    Container Corp., 11 1/4%, 2004                                   517,500              171
     400M    Fonda Group, Inc., 9 1/2%, 2007                                  336,000              111
     500M    Packaging Corporation of America, 9 5/8%, 2009                   512,500              170
-------------------------------------------------------------------------------------------------------
                                                                            1,366,000              452
-------------------------------------------------------------------------------------------------------
             Real Estate/Construction--1.0%
     600M    Cathay International, Ltd., 13%, 2008+                           312,000              103
-------------------------------------------------------------------------------------------------------
             Telecommunications--16.5%
     500M    21st Century Telecom Group, Inc., 0%-12 1/4%, 2008               336,250              111
     600M    ICG Services, Inc., 0%-10%, 2008                                 313,500              104
     500M    Level 3 Communications, Inc., 9 1/8%, 2008                       472,500              157
     500M    McCaw International, Ltd., 0%-13%, 2007                          345,000              114
     600M    McLeodUSA, Inc., 8 1/8%, 2009                                    562,500              186
     750M    Netia Holdings BV, 0%-11 1/4%, 2007                              489,375              162
     400M    NEXTLINK Communications, Inc., 9%, 2008                          377,500              125
     500M    Powertel, Inc., 0%-12%, 2006                                     437,500              145
     700M    Qwest Communications International, Inc., 0%-9.47%, 2007         565,250              187
     500M    RCN Corp., 0%-11%, 2008                                          330,000              109
     500M    Viatel, Inc., 0%-12 1/2%, 2008                                   316,250              105
     500M    World Access, Inc., 13 1/4%, 2008                                452,500              150
-------------------------------------------------------------------------------------------------------
                                                                            4,998,125            1,655
-------------------------------------------------------------------------------------------------------
             Transportation--1.9%
     600M    Eletson Holdings, Inc., 9 1/4%,  2003                            555,000              184
-------------------------------------------------------------------------------------------------------
             Waste Management--1.2%
     400M    Allied Waste, Inc., 10%, 2009+                                   358,000              119
-------------------------------------------------------------------------------------------------------
             Total Value of Corporate Bonds (cost $28,076,193)             25,542,186            8,459
-------------------------------------------------------------------------------------------------------
             COMMON STOCKS--2.8%
             Media (Cable TV/Broadcasting)--1.7%
   5,200    *Echostar Communications Corp.--Class "A"                         507,000              168
-------------------------------------------------------------------------------------------------------
             Media (Other)--.6%
   1,500    *Affiliated Newspaper Investments, Inc.--Class "B"                187,500               62
-------------------------------------------------------------------------------------------------------
             Telecommunications--.5%
   2,037    *Viatel, Inc.                                                     109,234               36
   1,571     World Access, Inc.                                                30,242               10
-------------------------------------------------------------------------------------------------------
                                                                              139,476               46
-------------------------------------------------------------------------------------------------------
             Total Value of Common Stocks (cost $80,848)                      833,976              276
-------------------------------------------------------------------------------------------------------
             PREFERRED STOCKS--.6%
             Durable Goods Manufacturing
     245     Day International Group, Inc., 12 1/4% (cost $239,622)           191,012               63
-------------------------------------------------------------------------------------------------------
             WARRANTS--.1%
             Media (Cable TV/Broadcasting)--.1%
  11,580    *Star Choice Communications, Inc. (expiring 12/15/05)+             30,398               10
-------------------------------------------------------------------------------------------------------
             Telecommunications--.0%
   1,100    *McCaw International, Ltd. (expiring 4/15/07)+                      2,750                1
-------------------------------------------------------------------------------------------------------
             Total Value of Warrants (cost $0)                                 33,148               11
-------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS--3.4%
$  1,000M    United States Treasury Notes, 7%, 2006 (cost $1,087,969)       1,024,688              340
-------------------------------------------------------------------------------------------------------
             SHORT-TERM CORPORATE NOTES--5.6%
    1200M    Prudential Funding Corp., 4.5%, 1/7/2000                       1,199,100              397
     500M    Sharp Corp., 7%, 1/18/2000                                       498,346              165
-------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $1,697,446)                 1,697,446              562
-------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $31,182,078)               97.1%          29,322,456            9,711
Other Assets, Less liabilities                               2.9              871,864              289
-------------------------------------------------------------------------------------------------------
Net Assets                                                 100.0%         $30,194,320          $10,000
=======================================================================================================

 + See Note 5
 * Non-income producing
** Security is in default and currently not paying interest

See notes to financial statements



Statement of Assets and Liabilities
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 1999
------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (identified cost $31,182,078) (Note 1A)                     $ 29,322,456
Cash                                                                                                 268,320
Interest receivable                                                                                  635,810
Other assets                                                                                           4,374
                                                                                                ------------
Total Assets                                                                                      30,230,960

Liabilities
Payable for capital stock redeemed                                               $   1,563
Accrued advisory fee                                                                18,781
Accrued expenses                                                                    16,296
                                                                               -----------
Total Liabilities                                                                                     36,640
                                                                                                ------------
Net Assets                                                                                      $ 30,194,320
                                                                                                ============

Net Assets Consist of:
Capital paid in                                                                                 $ 32,805,550
Undistributed net investment income                                                                  426,791
Accumulated net realized loss on investment transactions                                          (1,178,399)
Net unrealized depreciation in value of investments                                               (1,859,622)
                                                                                                ------------
Total                                                                                           $ 30,194,320
                                                                                                ============

Net Asset Value, Offering Price and Redemption Price Per Share
($30,194,320 divided by 2,655,288 shares outstanding),
25,000,000 shares authorized, $1.00 par value (Note 2)                                                $11.37
                                                                                                ============

See notes to financial statements




Statement of Operations
FIRST INVESTORS SPECIAL BOND FUND, INC.
Year Ended December 31, 1999
------------------------------------------------------------------------------------------------------

Investment Income

Income:
  Interest                                                        $ 3,119,912
  Dividends                                                            34,006
                                                                -------------
Total income                                                                            $ 3,153,918

Expenses (Notes 1 and 4):
  Advisory fee                                                        230,925
  Professional fees                                                    25,632
  Custodian fees                                                        5,774
  Reports and notices to shareholders                                     610
  Other expenses                                                        4,966
                                                                -------------
Total expenses                                                        267,907
Less: Custodian fees paid indirectly                                   (3,540)
                                                                -------------
Net expenses                                                                                264,367
                                                                                      -------------
Net investment income                                                                     2,889,551

Realized and Unrealized Loss on Investments (Note 3):

Net realized loss on investments                                     (636,995)
Net unrealized depreciation of investments                           (382,313)
                                                                -------------
Net loss on investments                                                                  (1,019,308)
                                                                                      -------------
Net Increase in Net Assets Resulting from Operations                                    $ 1,870,243
                                                                                      =============

See notes to financial statements



Statement of Changes in Net Assets
FIRST INVESTORS SPECIAL BOND FUND, INC.
---------------------------------------------------------------------------------------------------

Year Ended December 31,                                                 1999              1998
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $   2,889,551     $   3,029,373
Net realized gain (loss) on investments                                 (636,995)          857,581
Net unrealized depreciation of investments                              (382,313)       (3,371,027)
                                                                   -------------     -------------

Net increase in net assets resulting from operations                   1,870,243           515,927
                                                                   -------------     -------------

Distributions to Shareholders
Net investment income                                                 (3,168,155)       (3,269,565)
                                                                   -------------     -------------

Capital Share Transactions*
Proceeds from shares sold                                                291,841           240,123
Reinvestment of dividends                                              3,168,155         3,269,565
Cost of shares redeemed                                               (4,227,420)       (4,577,922)
                                                                   -------------     -------------

Net decrease in net assets resulting from share transactions            (767,424)       (1,068,234)
                                                                   -------------     -------------

Net decrease in net assets                                            (2,065,336)       (3,821,872)

Net Assets
Beginning of year                                                     32,259,656        36,081,528
                                                                   -------------     -------------

End of year (including undistributed net investment income of
  $426,791 and $705,395, respectively)                             $  30,194,320     $  32,259,656
                                                                   =============     =============

*Capital Shares Issued and Redeemed
  Sold                                                                    25,008            18,737
  Issued for dividends reinvested                                        274,660           265,057
  Redeemed                                                              (363,899)         (364,362)
                                                                   -------------     -------------
  Net decrease in capital shares                                         (64,231)          (80,568)
                                                                   =============     =============

See notes to financial statements



Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.

1. Significant Accounting Policies -- The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income without undue risk to principal and secondarily to seek growth of capital.

A. Security Valuation -- Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued on the amortized cost method which approximates market value. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At December 31, 1999, the Fund had capital loss carryovers of $1,178,399, of which $287,903 expires in 2003, $253,501 in 2004 and $636,995 in 2007.

C. Distributions to Shareholders -- Dividends to shareholders from net investment income are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. For the year ended December 31, 1999, the Fund's custodian has provided credits in the amount of $3,540 against custodian charges based on the uninvested cash balances of the Fund.

2. Capital Stock -- Shares of the Fund are sold only through the purchase of First Investors Life Variable Annuity Fund A contracts issued by
First Investors Life Insurance Company.

3. Security Transactions -- For the year ended December 31, 1999, purchases and sales of investment securities, other than United States Government obligations and short-term corporate notes, aggregated
$9,302,575 and $10,426,673, respectively.

At December 31, 1999, the cost of investments for Federal income tax purposes was $31,182,078. Accumulated net unrealized depreciation on investments was $1,859,622, consisting of $930,739 gross unrealized appreciation and $2,790,361 gross unrealized depreciation.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and its transfer agent, Administrative Data Management Corp. Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act are remunerated by the Fund. For the year ended December 31, 1999, total directors fees accrued by the Fund amounted to $3,000.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.


Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.

5. Rule 144A Securities -- Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1999, the Fund held five 144A securities with an aggregate value of $1,373,648 representing 4.5% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Concentration of Credit Risk -- The Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher- rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


Independent Auditors' Report

To the Shareholders and Board of Directors of First Investors Special Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Special Bond Fund, Inc., including the portfolio of investments, at December 31, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Special Bond Fund, Inc. at December 31, 1999 and the results of its operations, for the year then ended, changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
January 31, 2000


Financial Highlights
FIRST INVESTORS SPECIAL BOND FUND, INC.

The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                          ---------------------------------------------------------
                                                             Year Ended December 31
                                          ---------------------------------------------------------
                                             1999      1998        1997        1996        1995
                                          --------  ---------    --------    --------    --------
Per Share Data
--------------
Net Asset Value, Beginning of Year         $11.86     $12.89      $12.75      $12.23      $11.03
                                          --------  ---------    --------    --------    --------

Income from Investment Operations
 Net investment income                       1.10       1.12        1.11        1.17        1.20
 Net realized and unrealized
  gain (loss) on investments                 (.39)      (.95)        .23         .37        1.02
                                          --------  ---------    --------    --------    --------

   Total from Investment Operations           .71        .17        1.34        1.54        2.22
                                          --------  ---------    --------    --------    --------

Less Distributions from
 Net Investment Income                       1.20       1.20        1.20        1.02        1.02
                                          --------  ---------    --------    --------    --------

Net Asset Value, End of Year               $11.37     $11.86      $12.89      $12.75      $12.23
                                          ========  =========    ========    ========    ========

Total Return(%)+                             6.24       1.29       10.94       13.10       20.76
----------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Year (in thousands)    $30,194    $32,260     $36,082     $36,948     $38,037

Ratio to Average Net Assets:(%)
 Expenses                                     .87        .89         .86         .86         .88
 Net investment income                       9.38       8.93        8.60        9.31       10.17


Portfolio Turnover Rate(%)                     32         65          53          29          45

+ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

See notes to financial statements



FIRST INVESTORS SPECIAL BOND FUND, INC.

Directors
------------------------------
James J. Coy (Emeritus)

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

Nancy S. Schaenen

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
------------------------------
Glenn O. Head
President

Nancy Jones
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary


Shareholder Information
------------------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005


Custodian
The Bank of New York
48 Wall Street
New York, NY 10286


Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198


Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036


Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103


It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.